UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2005

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7699	95-1948322
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3125 Myers Street, Riverside, California		92503-5527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On November 18, 2005 Fleetwood Enterprises, Inc. announced it has received definitive commitments from institutional investors for the purchase of 7.0 million shares of common stock, which would bring the Company’s total common stock outstanding to 63.5 million shares. Aggregate proceeds were $70.7 million. Lehman Brothers, Inc. served as placement agent.  The Placement Agency Agreement is attached hereto as an exhibit. The shares will be issued pursuant to a shelf registration statement, which was previously filed with and declared effective by the Securities and Exchange Commission (the “Commission”). The offering, conducted as a direct equity placement, is expected to close on or about November 21, 2005. The proceeds, net of offering fees and expenses, will be used to repay deferred distributions on the Company’s 6% convertible trust preferred securities, plus accrued interest on the deferral amount, as well as for general corporate purposes. The press release announcing the transaction is also attached hereto as an exhibit.

The Company filed with the Commission, on November 18, 2005, a prospectus supplement relating to the issuance and sale of the common stock.  In connection with the filing of the prospectus supplement with the Commission, the Company is filing the legal opinion and consent of Leonard J. McGill, Senior Vice President and General Counsel of the Company, as to the validity of the common stock as Exhibit 5.1 hereto.

The information in this Current Report on Form 8-K, including Exhibits 5.1, 23.1 and 99.2 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The Company intends that Exhibit 99.1 attached hereto is to be considered filed under the Exchange Act.

 Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit
5.1	Opinion and Consent of Leonard J. McGill, Senior Vice President and General Counsel
23.1	Consent of Leonard J. McGill, Senior Vice President and General Counsel (included in Exhibit 5.1)
99.1	Placement Agency Agreement between Lehman Brothers, Inc. and Fleetwood Enterprises, Inc.
99.2	Press release, dated November 18, 2005, from Fleetwood Enterprises, Inc.

Exhibits 5.1, 23.1 and 99.2 attached hereto are furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.  The Company intends that Exhibit 99.1 attached hereto is to be considered filed under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2005

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
5.1	Opinion and Consent of Leonard J. McGill, Senior Vice President and General Counsel
23.1	Consent of Leonard J. McGill, Senior Vice President and General Counsel (included in Exhibit 5.1)
99.1	Placement Agency Agreement between Lehman Brothers, Inc. and Fleetwood Enterprises, Inc.
99.2	Press release, dated November 18, 2005, from Fleetwood Enterprises, Inc.